                                                  Exhibit (10)(w)


                AGREEMENT REGARDING SPECIAL COMPENSATION
                AND POST EMPLOYMENT RESTRICTIVE COVENANTS

        THIS AGREEMENT made this 9th day of November, 1993, by and between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint Corporation ("Employer"), and KEVIN E. BRAUER ("Executive").

                                W I T N E S S E T H:

        WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

        WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

        WHEREAS, Executive has been, and/or now is serving Employer as President, Business Market Group;

        WHEREAS, Employer desires to enter into this Agreement to provide severance and other benefits for Executive and obtain Executive's agreements regarding confidentiality and post- employment restrictive covenants for Employer; and

        WHEREAS, Executive is willing to provide such agreements to Employer.

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

        1.   Recitals.

        The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

        2.   Duties and Responsibilities.

        The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the

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

performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

        3.   Employment Term.

        Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

        4.   Compensation and Benefits.

        During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive shall be awarded five thousand (5,000) shares of restricted stock as set forth in a restricted stock agreement of even-date herewith, attached hereto and incorporated herein ("Restricted Stock Agreement"), shall be entitled to the Special Compensation set forth in Section 6 hereof in accordance with the terms of this Agreement, and shall be entitled, subject to approval of the Organization and Compensation Committee, to participation in the Key Management Benefit Plan in accordance with the terms of said plan.

        5.   Termination by Employer:  Special Compensation.

        At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section
5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

        For purposes of this  Agreement,  "Special  Compensation"  shall entitle
Executive:

                (a) to continue to receive for a period of eighteen (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment;

                (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

                (c) to receive an award under the Long Term Incentive Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

                (d) acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted Stock Agreement;

                (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

                (f) outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

                (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

        Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

        In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

        In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

        The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

        In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

        6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

        Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section
6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

                (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

                (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                        (i) Conduct by the Executive which reflects adversely on
                the Executive's honesty, trustworthiness or fitness as an Executive, or

                        (ii) Executive's  willful engagement in conduct which is
                demonstrably and materially injurious to the Employer.

        For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

                (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

        7.   Resignation Following Constructive Discharge.

        If at any time,  except in  connection  with a  termination  pursuant to
Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

        For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

                (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

                (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of the Long Distance Division of Employer).

        8. Effect of Change in Control.

        In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

                (a) by the Employer other than pursuant to Section 6 hereof, or

                (b) by Executive pursuant to Section 7 hereof,

then  Executive  shall be  entitled  to the Special  Compensation  described  in
Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

        For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint Corporation ("Sprint") or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

                (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint.

A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

        9.  Dispute Resolution.

        All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

        10.  Enforcement.

        In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

        11.  Confidential Information.

        Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

        For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

        Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

        Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

        12.  Non-Competition.

        Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions relating to long distance services on behalf of a competitor of Employer. Therefore,

Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance business and performing functions relating to long distance services, including all forms of interexchange, interstate, intrastate, interlata and international communications.

        Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

        This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to long distance Services and provided that such position does not require or permit the disclosure or use of Confidential Information.

        13.  Inducement of Other Employees.

        For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

        14.  Return of Employer's Property.

        All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

        15.  Remedies.

        Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

        Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

        In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

        16.  Confidentiality of Agreement.

        As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

        17.  Entire Understanding.

        This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

        18.  Binding Effect.

        This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

        19.  Partial Invalidity.

        The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

        20.  Strict Construction.

        The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

        21.  Waiver.

        The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

        22.  Notices.

        Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or
(c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

                If to Executive:
                Kevin E. Brauer
                Sprint Communications Company, L.P.
                3100 Cumberland Circle
                Atlanta, GA  30339


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

                If to Employer and/or Company:
                Sprint Corporation
                2330 Shawnee Mission Parkway
                Westwood, KS  66205
                Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

        23.  Governing Law.

        This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

        24.  Gender and Number.

        Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

        25.  Headings.

        The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed at Westwood, Kansas, on the date above set forth.



KEVIN E. BRAUER                         SPRINT/UNITED MANAGEMENT COMPANY


/s/ K. E. Brauer                                By:     /s/ B. Watson

                                AMENDMENT


        The Agreement Regarding Special Compensation and Post Employment Restrictive Covenants (the "Special Agreement") between Sprint/United Management Company and Kevin E. Brauer (the "Executive") is hereby amended as follows, effective January 21, 1994:

        1. The first sentence of Section 8 shall be changed by adding the word "or" at the end of item (b) and by adding the following item (c):

                (c) by Executive if Executive is required to be based anywhere other than the Kansas City metropolitan area or the Dallas, Texas metropolitan area except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior to the Change in Control;

        2. Section 12 shall be changed by:

                (a) deleting from the second sentence of the first paragraph the words "the performance of duties in that position will involve", and substituting in lieu thereof the words "Executive dedicates his time and efforts principally to"; and

                (b) changing the last sentence of the Section to read:

                This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related principally to long distance services and provided that such position does not require or permit the disclosure or use of Confidential Information.

        Except as amended herein, the terms of the Special Agreement shall remain in effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed at Westwood, Kansas, as of the date above set forth.



EXECUTIVE                                       SPRINT/UNITED MANAGEMENT
                                                COMPANY


/s/ K. E. Brauer                                By:      /s/  B. Watson

                                                Title:  SVP - HR

                                 Exhibit (10)(w)


                AGREEMENT REGARDING SPECIAL COMPENSATION
                AND POST EMPLOYMENT RESTRICTIVE COVENANTS

        THIS AGREEMENT made this 9th day of November, 1993, by and between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint Corporation ("Employer"), and PATTI S. MANUEL ("Executive").

                                W I T N E S S E T H:

        WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

        WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

        WHEREAS, Executive has been, and/or now is serving Employer as President, Business Services Group;

        WHEREAS, Employer desires to enter into this Agreement to provide severance and other benefits for Executive and obtain Executive's agreements regarding confidentiality and post- employment restrictive covenants for Employer; and

        WHEREAS, Executive is willing to provide such agreements to Employer.

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

        1.   Recitals.

        The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

        2.   Duties and Responsibilities.

        The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

        3.   Employment Term.

        Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

        4.   Compensation and Benefits.

        During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive shall be awarded five thousand (5,000) shares of restricted stock as set forth in a restricted stock agreement of even-date herewith, attached hereto and incorporated herein ("Restricted Stock Agreement"), shall be entitled to the Special Compensation set forth in Section 6 hereof in accordance with the terms of this Agreement, and shall be entitled, subject to approval of the Organization and Compensation Committee, to participation in the Key Management Benefit Plan in accordance with the terms of said plan.

        5.   Termination by Employer:  Special Compensation.

        At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section
5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

        For purposes of this  Agreement,  "Special  Compensation"  shall entitle
Executive:

                (a) to continue to receive for a period of eighteen (18) months from the date of termination (the "Severance Period") biweekly compensation at the rate equal to the biweekly amount of his base annual salary in effect at the date of termination of employment;

                (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

                (c) to receive an award under the Long Term Incentive Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

                (d) acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted Stock Agreement;

                (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

                (f) outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

                (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

        Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

        In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

        In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

        The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

        In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

        6. Voluntary Resignation by Executive; Termination for Cause: Total Disability.

        Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section
6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

                (a) Voluntary Resignation by Executive. At any time, Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

                (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                        (i) Conduct by the Executive which reflects adversely on
                the Executive's honesty, trustworthiness or fitness as an Executive, or

                        (ii) Executive's  willful engagement in conduct which is
                demonstrably and materially injurious to the Employer.

                For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

                (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

        7.   Resignation Following Constructive Discharge.

        If at any time,  except in  connection  with a  termination  pursuant to
Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

        For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

                (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

                (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all officers of the Long Distance Division of Employer).

        8. Effect of Change in Control.

        In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

                (a) by the Employer other than pursuant to Section 6 hereof, or

                (b) by Executive pursuant to Section 7 hereof,

then  Executive  shall be  entitled  to the Special  Compensation  described  in
Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

        For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint Corporation ("Sprint") or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

                (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint.

A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

        9.  Dispute Resolution.

        All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

        10.  Enforcement.

        In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

        11.  Confidential Information.

        Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

        For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

        Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

        Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

        12.  Non-Competition.

        Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform telecommunications functions relating to long distance services on behalf of a competitor of Employer. Therefore,

Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long distance operations of AT&T or MCI, where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity in the long distance business and performing functions relating to long distance services, including all forms of interexchange, interstate, intrastate, interlata and international communications.

        Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

        This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to long distance Services and provided that such position does not require or permit the disclosure or use of Confidential Information.

        13.  Inducement of Other Employees.

        For a eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

        14.  Return of Employer's Property.

        All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

        15.  Remedies.

        Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

        Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

        In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

        16.  Confidentiality of Agreement.

        As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

        17.  Entire Understanding.

        This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of the Key Management Benefit Plan and any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

        18.  Binding Effect.

        This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

        19.  Partial Invalidity.

        The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

        20.  Strict Construction.

        The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

        21.  Waiver.

        The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

        22.  Notices.

        Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or
(c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

                If to Executive:
                Patti S. Manuel
                Sprint Communications Company, L.P.
                8140 Ward Parkway
                Kansas City, MO  64114

                If to Employer and/or Company:
                Sprint Corporation
                2330 Shawnee Mission Parkway
                Westwood, KS  66205
                Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

        23.  Governing Law.

        This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

        24.  Gender and Number.

        Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

        25.  Headings.

        The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed at Westwood, Kansas, on the date above set forth.


PATTI S. MANUEL                         SPRINT/UNITED MANAGEMENT COMPANY


/s/ Patti S. Manuel                     By:     /s/ B. Watson

                                AMENDMENT


        The Agreement Regarding Special Compensation and Post Employment Restrictive Covenants (the "Special Agreement") between Sprint/United Management Company and Patti S. Manuel (the "Executive") is hereby amended as follows, effective January 21, 1994:

        1. The first sentence of Section 8 shall be changed by adding the word "or" at the end of item (b) and by adding the following item (c):

                (c) by Executive if Executive is required to be based anywhere other than the Kansas City metropolitan area or the Dallas, Texas metropolitan area except for required travel on business to an extent substantially consistent with Executive's business travel obligations immediately prior to the Change in Control;

        2. Section 12 shall be changed by:

                (a) deleting from the second sentence of the first paragraph the words "the performance of duties in that position will involve", and substituting in lieu thereof the words "Executive dedicates his time and efforts principally to"; and

                (b) changing the last sentence of the Section to read:

                This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related principally to long distance services and provided that such position does not require or permit the disclosure or use of Confidential Information.

        Except as amended herein, the terms of the Special Agreement shall remain in effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed at Westwood, Kansas, as of the date above set forth.



EXECUTIVE                                       SPRINT/UNITED MANAGEMENT
                                                COMPANY


/s/ Patti S. Manuel                     By:     /s/   B. Watson

                                                Title:  SVP - HR

                                                                 Exhibit (10)(w)


              Special Compensation and Non-Compete Agreement


This Agreement is entered into as of the 12th day of August, 1997 (the "Effective Date"), by and between Sprint Corporation, a Kansas corporation ("Sprint," and it, together with its Subsidiaries, the "Employer"), and MichaelB. Fuller ("Employee").


                              Recitals


   1. Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.

   2.   By  virtue  of his work  for  Employer,  Employee  has  gained  and will
        continue  to  gain  additional  valuable   Proprietary   Information  of
        Employer.

   3. Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee's agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.


Capitalized terms are defined in Section 6 or parenthetically throughout this Agreement.

Now, Therefore, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:


1.  Employment At Will.

Employee's employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee's employment at least 30 days before the effective date of the termination.


2.  Employee's Covenants.

2.01.   Exclusivity of Services.

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere to the conflicts of interest provisions set forth in Section 7 of the Sprint Code of Ethics (or any successor provision, which is incorporated by this reference) as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee's compliance with this provision shall be final.

2.02.   Proprietary Information.

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Employee's duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer's Corporate Secretary.

2.03.   Non-Competition.

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

 (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability; or

 (ii) Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer, this provision shall continue to apply during the Non-Compete Period, except that Employee's continued employment for the subsidiary, division, or other divested unit of the Employer shall not be deemed a violation of this provision.

Employee agrees that because of the worldwide nature of Employer's business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer's interests.

2.04.   Inducement of Employees, Customers and Others.

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

2.05.   Return of Employer's Property.

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer's business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer's premises without Employer's authorization.

2.06.   Exit Interview.

At Employer's request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer's property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07.   Confidentiality of Agreement.

Employee shall not disclose or discuss the existence of this Agreement, the Stock-Based Award, the Special Compensation, or any other terms of the Agreement except (i) to members of his immediate family,

 (ii) to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

 (iii)toa potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

 (iv)   as required by law or to enforce his legal rights.


3.  Stock-Based Award.

As partial consideration for Employee's agreements hereunder, Employee shall be granted the Stock-Based Award on the terms set forth in this section.

3.01.   Award of Restricted Stock.

Employer hereby grants to Employee an award of 7,500 shares of restricted stock under Sprint's 1990 Restricted Stock Plan, the terms of which are hereby incorporated into this Agreement by this reference.

3.02.   Lapse of Restrictions.

Employee may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock until the restrictions on the shares lapse. Restrictions on the shares covered by this award shall lapse, with respect to 100% of the total shares granted, on the fifth anniversary of the Effective Date.

3.03.   Rights as Stockholder and Issuance of Shares.

Except as set forth in the 1990 Restricted Stock Plan, Employee shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares. The shares of restricted stock shall be registered in the name of the Employee and the certificates evidencing the shares shall, at Employer's sole election, either (i) bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the award or (ii) be held in escrow by the Company. Within 60 days of the Effective Date of this Agreement, the Employee shall execute a stock power or powers assigning the shares of restricted stock to Sprint, and Sprint shall hold the stock power and the certificate in escrow and may use the stock power to effect forfeiture of the restricted stock to the extent the shares are forfeited under the terms of this Agreement. Sprint shall cause the certificate evidencing unrestricted shares of common stock to be issued to the Employee as soon as practicable after the restrictions lapse on the restricted shares.

3.04.   Provisions Applicable to Stock-Based Award.

(a) Acceleration of Stock-Based Award.

    (1) Conditions to Acceleration.

        The restrictions on all shares of restricted stock that have not otherwise lapsed shall lapse if, on or after the first anniversary of the Effective Date, Employee is not in breach of this Agreement and

         (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Employee's Total Disability or

         (ii)Employee terminates his employment with Employer by reason of Employee's Constructive Discharge or

         (iii)Employee  ceases to be  employed  by  Employer  because of a sale,
              merger,   divestiture,   or  other  transaction  entered  into  by
              Employer.

    (2) No Acceleration on Transfer of Employment to Affiliates.

        Inno event shall the restrictions lapse on restricted stock as provided in the prior section upon Employee's ceasing employment with Employer to commence employment with an Affiliate of Sprint.

(b) Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances.

    Employee shall not be entitled to sell or continue to own any unvested shares of restricted stock if before such restricted shares vest, (i) Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

     (ii)Employer terminates Employee's employment with Employer for any reason constituting Termination for Cause or by reason of
           Employee's Total Disability, or

     (iii)Employee terminates his employment with Employer for any reason other than Employee's Constructive Discharge.

    Except as to clause (iii), this provision applies regardless of what subsequent employment Employee may take.

(c) Tax Withholding. Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.

4.  Payment of Special Compensation.

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint's Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

 (i) Employer terminates Employee's employment with Employer for any reason other than Termination for Cause or Total Disability or

 (ii)Employee terminates his employment with Employer upon Constructive
     Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee's claims against and demands upon Employer.

Employee's right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.

5.  Dispute Resolution.

5.01.   Jurisdiction and Venue.

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under
Section 2, as well as seeking damages therefor.

5.02.   Remedies.

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

 (i) Employee shall return any Special Compensation paid pursuant to this Agreement and

 (ii) if Employee's breach occurs within the five-year period beginning on the Effective Date of this Agreement, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee's employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee's determination shall be final.

6.  Definitions.

6.01.   Affiliate.

"Affiliate" means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. "Control" for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02.   Change in Control.

"Change in Control" means the occurrence of any of the following events:

 (i) the acquisition, without the approval of a majority of the directors described in clause (ii) of this Section 6.02, by any "person" or "group" as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder other than

      (A) a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or

      (B) Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities; or

 (ii) at the end of any two-year period, less than a majority of the directors of Sprint are directors

      (A) who were directors of Sprint at the beginning of the two-year period or

      (B) whose election or nomination as director was approved by a vote of 2/3's of the then directors described in this clause (ii) of this Section 6.02 by prior nomination or election; or

 (iii)the shareholders of Sprint approve a merger, consolidation, liquidation, or dissolution of Sprint, or a sale of all or substantially all of the assets of Sprint without approval of a majority of the directors described in clause (ii) of this Section 6.02

6.03.   Committee.

"Committee" means the Organization, Compensation, and Nominating
Committee of Sprint's board of directors.

6.04.   Competitive Employment.

"Competitive Employment" means the performance of duties or responsibilities for a Competitor of Employer

 (i) that are of a similar nature or employ similar professional or technical skills (e.g., marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date,

 (ii) that relate to products or services that are competitive with Employer's products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date, or

 (iii)inthe performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.

6.05.   Competitor of Employer.

Because of the highly competitive, evolving nature of Employer's industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

"Competitor of Employer" means

 (i) any Person doing business in the United States whose primary business is providing local or long distance telephone or wireless service;

 (ii) any Person doing business in the United States, who, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenue from a line of business in which Employer, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenues, all as measured by the most recent available financial information of both Employer and such other Person, at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person;

 (iii)any Person doing business in the United States and operating, for less than 5 years, a line of business from which Employer derives more than 15% of its gross operating revenues, notwithstanding such Person's lack of substantial revenues in such line of business; and

 (iv) any Person doing business in the United States, who receives more than 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer's lack of substantial revenues in such line of business.

If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

6.06.   Consolidated Affiliate.

"Consolidated Affiliate" means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.07.   Constructive Discharge.

"Constructive Discharge" means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

 (i) unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer's methodology of rating employment positions for its employees generally;

 (ii) a reduction in Employee's targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

 (iii)a change in the Employee's base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.

6.08.   Non-Compete Period.

"Non-Compete Period" means the 18-month period beginning on Employee's Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.09.   Person.

"Person" means any individual, corporation, partnership, association, company, or other entity.

6.10.   Proprietary Information.

"Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of
Employer or Employer's Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.11.   Severance Date.

"Severance Date" means the last day on which Employee actually performs services as an employee of Employer.

6.12.   Severance Period.

"Severance Period" means the 18-month period beginning on Employee's Severance Date.

6.13.   Special Compensation.

"Special Compensation" means Employee's right

 (i) to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee's Severance Date;

 (ii)   to receive  bonuses under one or more of Sprint's  Management  Incentive
        Plan,   Executive   Management   Incentive  Plan,  and  Sales  Incentive
        Compensation Plan in which Employee participated on the Severance Date

    (together with other incentive compensation plans specifically approved for this purpose by the Committee, the "Short-Term Incentive Plans")based on the Employee's target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of

     (A) the actual performance level for periods before the beginning of the Severance Period and

     (B) the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,

    pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

(iii)to receive an award under the Long Term Incentive Plan and the Executive Long Term Incentive Plan (the "Long-Term Incentive Plans"), assuming achievement of performance targets under the Long-Term Incentive Plans of

     (A) the actual performance level for periods before the beginning of the Severance Period and

     (B) 0% of targeted performance during the Severance Period,

    pro-rating the foregoing performance levels under the Long-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Long-Term Incentive Plan;

(iv)to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

(v) to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer's employees generally and that Employee was participating in on his Severance Date;

(vi)to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

 (vii)tocontinue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of vacation; and

(viii)tohave the end of the Severance Period treated as Employee's termination date for purposes of Sprint's employee stock option plans and restricted stock plans.

Employee shall not be entitled to participate in Sprint's long- and short-term disability plan after the Severance Date.

6.14.   Stock-Based Award.

"Stock-Based Award" means the award of restricted stock under Section 3 of this Agreement.

6.15.   Subsidiary.

"Subsidiary" means, with respect to any Person (the "Controlling Person"), all other Persons (the "Controlled Persons") in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.16.   Termination for Cause.

"Termination for Cause" means termination by Employer of Employee's employment because of

 (i) conduct by the Employee that violates the Employers code of ethics or reflects adversely on the Employee's honesty or

 (ii)Employee's willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing, and substantial, shall not be deemed a Termination for Cause.

6.17.   Total Disability.

"Total Disability" shall have the same meaning as in Sprint's Long Term Disability Plan, as amended from time to time.


7.  General Provisions.

7.01.   Obligations to Survive Termination of Employment.

Employee's obligations under this Agreement shall survive his termination of employment with Employer.

7.02.   Binding Effect.

This Agreement shall be binding upon and inure to the benefit of Employee's executors, administrators, legal representatives, heirs, and legatees and to Employer's successors and assigns.

7.03.   Partial Invalidity.

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04.   Waiver.

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

7.05.   Prior Agreements Merged into Agreement.

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06.   Notices.

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

 (i) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

 (ii) upon receipt by the sender of a "GOOD" or "OK" confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

 (iii)when delivery is  certified  if sent as  certified  mail,  return  receipt
        requested,addressed,   in  any  case  to  the  party  at  the  following
        addresses:

           If to Employee:              If to Employer:

           Michael B. Fuller            Sprint Corporation
           6601 W. 132nd Street         Attn: Corporate Secretary
           Overland Park, KS 66209      2330 Shawnee Mission Parkway
                                        Westwood, KS 66205
                                        FAX: (913) 624-2256

        or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.

7.07.   Governing Law.

Because Employer's business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas.

7.08.   Number and Gender.

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

7.09.   Headings.

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

In Witness Whereof, the parties have caused this Agreement to be duly executed and effective as of August 12, 1997.


                                Sprint Corporation



                                by: /s/ Don A. Jensen

                                   Don A. Jensen, Vice President
                                                  and Secretary



                                   /s/ Michael B. Fuller
                                   Michael B. Fuller, Employee

                                                Exhibit (10)(w)


                AGREEMENT REGARDING SPECIAL COMPENSATION
                AND POST EMPLOYMENT RESTRICTIVE COVENANTS

        THIS AGREEMENT made the 30th day of October, 1997, by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as "Employer"), and RONALD T. LEMAY("Executive").

                                W I T N E S S E T H:

        WHEREAS, Employer and its affiliates are engaged in the telecommunications business;

        WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

        WHEREAS, SUMC provides services for Sprint, its subsidiaries and affiliates, including providing all personnel to Sprint and Sprint's Long Distance Division; and

        WHEREAS, Executive has been, and now is serving Employer as Sprint's President and Chief Operating Officer; and

        WHEREAS, Employer desires to enter into this Agreement to provide severance and other benefits for Executive and obtain Executive's agreements regarding confidentiality and post- employment restrictive covenants for Employer; and

        WHEREAS, Executive is willing to provide such agreements to Employer.

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

        1.   Recitals.

        The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

        2.   Duties and Responsibilities.

        The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

        3.   Employment Term.

        Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

        4.   Compensation and Benefits.

        During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive (a) shall be entitled to 5,668 shares of restricted stock as set forth in a restricted stock agreement of even date herewith (the "Restricted Stock Agreement"), and (b) shall be entitled to the Special Compensation set forth in Section 5 hereof in accordance with the terms of this Agreement.

        5.   Termination by Employer:  Special Compensation.

        At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section
5) in lieu of any benefits available under any and all Employer separation plans or policies, except as noted in Section 17. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

        For purposes of this  Agreement,  "Special  Compensation"  shall entitle
Executive:

        (a) to continue to receive for a period of eighteen (18) months from the date of termination (the "Severance Period") monthly compensation at the rate equal to the monthly amount of his base annual salary in effect at the date of termination of employment;

        (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

        (c) to receive an award under the Long Term Incentive Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

        (d) to an acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted Stock Agreement;

        (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or nonqualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

        (f) to receive outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

        (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

        Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, monthly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

        In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

        In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

        The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

        In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is reemployed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

        6. Voluntary Resignation by Executive; Termination for Cause; Total Disability.

        Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section
6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

                        (a) Voluntary  Resignation  by  Executive.  At any time,
                Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

                        (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                                (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

                                (ii) Executive's  willful  engagement in conduct
                        which is demonstrably and materially injurious to the Employer.

                Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause. For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

                (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

        7.   Resignation Following Constructive Discharge.

        If at any time,  except in  connection  with a  termination  pursuant to
Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

        For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

                (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility; or

                (b) Executive's targeted total compensation is reduced by more than 10% (other than across-the-board reductions similarly affecting all executive officers of Sprint
        Corporation).

        8. Effect of Change in Control.

        In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

                (a) by the Employer other than pursuant to Section 6 hereof; or

                (b) by Executive pursuant to Section 7 hereof,

then  Executive  shall be  entitled  to the Special  Compensation  described  in
Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

        For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

                (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint;

provided, however, that a transaction among Employer, France Telecom ("FT") and Deutsche Bundespost Telekom ("DT") commonly known as Project Phoenix shall not constitute a Change in Control for this Agreement and the related Restricted Stock Agreement, except that an acquisition of 35% or more of Sprint's voting securities by DT and FT collectively shall constitute a Change in Control. A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph
(i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

        9.  Dispute Resolution.

        All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

        10.  Enforcement.

        In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

        11.  Confidential Information.

        Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

        For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer, or its affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation;
pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Executive as onfidential by Employer, either orally or in writing.

        Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

        Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

        12.  Non-Competition.

        Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform services relating to the long-distance business on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including but not limited to a position in the long-distance operations of AT&T or MCI, where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity that engages in or owns any business that is in the long-distance business. For purposes of this Agreement, "long-distance business" includes all forms of interexchange, interstate, intrastate, interlata, and international communications, together with related activities such as information services.

        Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

        This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to the long-distance business and provided that such position does not require or permit the disclosure or use of Confidential Information.

        13.  Inducement of Other Employees.

        For an eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

        14.  Return of Employer's Property.

        All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

        15.  Remedies.

        Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

        Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

        In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

        16.  Confidentiality of Agreement.

        As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; (3) to a potential employer on a strictly confidential basis and then only to the extent necessary for reasonable disclosure in the course of serious negotiations; or (4) as required by law or to enforce legal rights.

        17.  Entire Understanding.

        This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of any employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement, Executive's Contingency Employment Agreement, and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

        18.  Binding Effect.

        This Agreement shall be binding upon and inure to the benefit of Executive's executors, administrators, legal representatives, heirs and legatees and the successors and assigns of Employer.

        19.  Partial Invalidity.

        The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

        20.  Strict Construction.

        The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

        21.  Waiver.

        The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

        22.  Notices.

        Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or
(c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

                If to Executive:

                        Ronald T. LeMay
                        c/o Sprint Corporation
                        2330 Shawnee Mission Parkway
                        Westwood, KS  66205


                If to Employer:

                        Sprint Corporation
                        2330 Shawnee Mission Parkway
                        Westwood, KS  66205
                        Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

        23.  Governing Law.

        This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

        24.  Gender.

     Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

        25.  Headings.

        The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date above set forth.


RONALD T. LEMAY                         SPRINT/UNITED MANAGEMENT COMPANY



/s/ Ronald T. LeMay                     By:   /s/ Don A. Jensen
                               Authorized Officer




                                                SPRINT CORPORATION



                                                By:   /s/ B. Watson
                               Authorized Officer